                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                  May 15, 1997


                                 USX Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware             1-5153            25-0996816
       ---------------       ------------    -------------------
       (State or other       (Commission        (IRS Employer
       jurisdiction of       File Number)    Identification No.)
        incorporation)

600 Grant Street, Pittsburgh, PA                            15219-4776
---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)

                                 (412) 433-1121
                         ------------------------------

                         (Registrant's telephone number,
                              including area code)
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Item 5.   Other Events.

     On May 15, 1997, USX Corporation announced that its Marathon Group and Ashland Inc. had signed a letter of intent to pursue a combination of major elements of their refining, marketing and transportation operations. Under the terms of the letter of intent, USX will have a 62% ownership and Ashland will have a 38% ownership of a joint venture which is expected to be formed following regulatory review and the completion of definitive agreements. A copy of the press release is filed herewith as an exhibit.


Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

               99.) Press Release.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USX CORPORATION


By  /s/ Kenneth L. Matheny
     -------------------
     Kenneth L. Matheny
     Vice President & Comptroller



Dated:  May 15, 1997